Registration No. 333-01363

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
Under
The Securities Act of 1933

Post-Effective Amendment No. 5    ☒

REGISTRATION STATEMENT
Under
The Investment Company Act of 1940

Amendment No. 16    ☒
(Check appropriate box or boxes.)

Panorama Separate Account
(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111
(Address of Depositor’s Principal Executive Offices)

1-800-234-5606
Depositor’s Telephone Number, including Area Code

Stephen R. Bosworth
Vice President and Associate General Counsel
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐     on                            pursuant to paragraph (a) of Rule 485.

☐     60 days after filing pursuant to paragraph (a) of Rule 485.

☐     immediately after filing pursuant to paragraph (b) of Rule 485.

☒     on May 1, 2000 pursuant to paragraph (b) of Rule 485.

If appropriate, check the following box:

☐     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus

1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distributors

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	The Accumulation Phase; Distributors

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information

15	Cover Page

16	Table of Contents

17	Company

18	Underwriting Arrangements; Experts

19	Purchase of Securities Being Offered

20	Underwriting Arrangements

21	Performance Measures

22	How Annuity Payments are Determined

23	Financial Statements

PART A
INFORMATION REQUIRED IN A PROSPECTUS
Massachusetts Mutual Life Insurance Company

Panorama Separate Account

Panorama Variable Annuity

This prospectus describes the Panorama variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. There are two different Panorama contracts available: an individual deferred variable annuity with periodic purchase payments and an individual immediate variable annuity with a single purchase payment. The contracts are available for use by individuals on a tax-qualified or non-tax qualified basis. They provide for accumulation of contract values and annuity payments on a fixed and variable basis.

You, the contract owner, may invest in the following funds that are offered through our separate account, Panorama Separate Account.

Oppenheimer Variable Account Funds
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Money Fund/VA

Panorama Series Fund, Inc.
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama variable annuity contract.

To learn more about the Panorama contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2000. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 27 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: Panorama, Annuity Service Center, W563, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The contracts:
•	are not bank deposits.
•	are not federally insured.
•	are not endorsed by any bank or governmental agency.
•	are not guaranteed and may be subject to loss of principal.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2000.

Table Of Contents
Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term

Page

Accumulation Phase	8

Accumulation Unit	12

Annuitant	9

Annuity Options	19

Annuity Payments	21

Annuity Service Center	1

Annuity Unit Value	21

Deferred Contract	8

Free Withdrawals	17

Immediate Contract	9

Income Phase	8

Maturity Date	19

Non-Qualified	23

Purchase Payment	10

Qualified	23

Separate Account	11

Tax Deferral	8

Index Of Special Terms
Highlights
This prospectus describes the general provisions of the Panorama contracts. You may review a copy of the contracts upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a sales charge or a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and written request at our Annuity Service Center. If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Sales Charges

On deferred contracts, we do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the contract value. We may also assess a contingent deferred sales charge if you apply the contract value to provide variable annuity payments during the income phase. The amount of the contingent deferred sales charge depends on the amount you withdraw or apply to a variable annuity payment and the length of time since we issued your contract. The contingent deferred sales charge is:

•	5% for the first 5 contract years,

•	4% for contract years 6-10, and

•	0% thereafter.

On immediate contracts, we deduct a sales charge from your purchase payment. The sales charge is:

•	3% of the first $10,000,

•	2% of the next $90,000, and

•	1% of amounts over $100,000.
Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 [1] /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 14, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table Of Fees And Expenses

Immediate Contracts

Contract Owner Transaction Expenses

Sales Charge on Purchase Payment:
3% of the first $10,000
2% of the next $90,000
1% of amounts over $100,000

Transfer Fee:
None

Policy Fee:
One-time fee of $70 per policy

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Fees:
0.73%

Total Separate Account Annual Expenses:
0.73%

Deferred Contracts

Contract Owner Transaction Expenses

Sales Charge on Purchase Payment:
None

Contingent Deferred Sales Charge:
(as a percentage of contract value withdrawn)

Contract Year	1	2	3	4	5	6	7	8	9	10	11 and later

Percent	5%	5%	5%	5%	5%	4%	4%	4%	4%	4%	0%

Transaction Charge:
Currently, none for the first 4 transfers in a contract year.
Currently, none for the first 1 withdrawal in a contract year.
$10 for each additional transfer or withdrawal in a contract year.

Annual Maintenance Charge:
$40 per contract year.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Fee:
0.73%

Total Separate Account Annual Expenses:
0.73%
Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 1999)

	Management Fees	Other Expenses After Expense Reimbursements	Total Operating Expenses After Expense Reimbursements

Oppenheimer Bond Fund/VA	0.72%	0.01%	0.73%
Oppenheimer Money Fund/VA	0.45%	0.03%	0.48%

Panorama Growth Portfolio	0.52%	0.01%	0.53%
Panorama Total Return Portfolio	0.54%	0.01%	0.55%

(See the funds’ prospectuses for more information.)

Examples

The following examples are designed to help you understand the expenses in the deferred contract. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a contract and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

	Year	1	3	5	10

Growth Sub-Account		$66	$93	$128	$215
Income Sub-Account [1]		68	99	138	236

Money Market Sub-Account [2]		65	92	126	209
Total Return Sub-Account		66	94	129	217

This second example assumes that you decided to begin the income phase at the end of each year shown.

	Year	1	3	5	10

Growth Sub-Account		$45	$54	$74	$163
Income Sub-Account [1]		47	60	85	186

Money Market Sub-Account [2]		44	53	72	158
Total Return Sub-Account		45	55	75	165

This third example assumes that you do not surrender your contract or begin the income phase.

	Year	1	3	5	10

Growth Sub-Account		$14	$43	$74	$163
Income Sub-Account [1]		16	49	85	186

Money Market Sub-Account [2]		13	41	72	158
Total Return Sub-Account		14	44	75	165

1 The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

2 The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

Table Of Fees And Expenses

The examples reflect the $40 annual maintenance charge for deferred contracts as an annual charge of 0.114% of the assets. This charge is based on an anticipated average contract value of $45,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater than or less than those shown.

There is an accumulation unit value history contained in Appendix A—Condensed Financial Information.
Table Of Fees And Expenses

The Company

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada.

MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion as of December 31, 1999.

The Panorama Deferred
Variable Annuity Contract
General Overview

This annuity is a contract between you, the owner and us, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate.

The contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until your contract reaches its maturity date. At this time, you will begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

The earliest date you may elect to begin receiving annuity payments depends on the annuitant’s age when we issue your contract. It also depends on whether you ask us to issue the contract on a tax-qualified or non tax-qualified basis.

Plan Type	Annuitant’s Age at Issue	Earliest Contract Maturity Date

Non-Qualified	Under Age 60	Age 65

Non-Qualified	Age 60 or older	5 years after contract issue date

Qualified	Under age 54 [1] /2	Age 59 [1] /2

Qualified	Age 54 [1] /2 or older	5 years after contract issue date

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include four funds. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select.

At the beginning of the income phase, you can choose to receive annuity payments on a fixed or variable basis. The amount of the variable annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

The Panorama Immediate
Variable Annuity Contract

General Overview

This annuity is a contract between you, the owner and us, MassMutual. In exchange for your single purchase payment, we agree to pay a guaranteed income for life or a period you specify at the time of application. You determine the frequency of annuity payments. We will begin making annuity payments, at the frequency you have chosen, once we receive your purchase payment and annuity option election.

The contract is called a variable annuity because you can choose to allocate your purchase payment among four funds. You will receive annuity payments on a variable basis. The amount of the variable annuity payments you receive depends on the investment performance of the funds you select.
Ownership of the Contract
Owner

The owner is named at time of application. The owner can be an individual or a non-natural person. Currently, we will not issue a contract to you if you have reached your 75th birthday as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the maturity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the maturity date, you must continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has reached his/her 75th birthday as of the date we proposed to issue the contract. You may change the annuitant before the maturity date, subject to our underwriting rules.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

If the annuitant and the owner are the same person and his/her spouse is the beneficiary, the beneficiary may elect to continue the contract in his/her own name as owner and annuitant on the death of the owner/annuitant.
Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$10,000 for an immediate contract; and

•	$500 for a deferred contract. However, if you purchase a deferred contract under an automatic investment plan, the minimum purchase payment is $40.

The maximum amount of total purchase payments we accept for a deferred or an immediate contract without our prior approval is $ 1 million.

You may increase the amount of purchase payments under a deferred contract in any year to an amount that does not exceed twice the total purchase payments you made in the first contract year. You may decrease the amount of your purchase payments to not less than $10.

You may discontinue making purchase payments to a deferred contract. The contract will remain in force as a paid-up annuity contract as long as you have not fully withdrawn the contract value. We will continue to charge the annual maintenance fee. You may make additional purchase payments within a 3 year period from our receipt of your last purchase payment or at the discretion of the principal underwriter, at any time thereafter. You may not make a purchase payment after annuity payments begin.

You may make your initial purchase payment, along with your completed application, by giving them to your agent. You can make additional purchase payments:

•	by mailing a check that clearly indicates your name and contract number to our lockbox:

MassMutual Panorama
P.O. Box 92230
Chicago, IL 60675-2230

•	by instructing your bank to wire transfer funds to:

Chase Manhattan Bank, New York, New York
ABA # 021000021
MassMutual Account # 323065392
Ref: VA Contract #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the funds. If you make additional purchase payments on a deferred contract, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your deferred annuity contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing a Contract

Investment Choices

The Separate Account

Panorama Separate Account was established on June 23, 1981, in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (CML). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the separate account.

We use the separate account to hold the assets that underlie the contracts. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue.

We currently divide this separate account into 4 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contracts offer 4 funds that are listed below. We may add additional funds in the future.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an investment company consisting of ten separate series of shares known as funds. Oppenheimer Funds, Inc. (“OFI”) is the investment adviser to the Oppenheimer Funds.

OFI has operated as an investment adviser since 1959 and, together with a subsidiary, manages companies with over $120 billion in assets and over 5 million shareholder accounts as of December 31, 1999. OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and controlled by MassMutual. The address of OFI is Two World Trade Center, New York, NY 10048-0203.

Oppenheimer Bond Fund/VA.  The Oppenheimer Bond Fund/VA seeks a high level of current income. The Fund seeks capital appreciation when consistent with its primary objective of high current income. This Fund invests mainly in investment grade debt securities.

Oppenheimer Money Fund/VA.  The Oppenheimer Money Fund/VA seeks to maximize current income from investments in “money market” securities consistent with low capital risk and maintenance of liquidity. The Fund invests in short-term, high quality money market instruments.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI, is also the investment adviser to the Panorama Fund.

Panorama Growth Portfolio.  The Panorama Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

Panorama Total Return Portfolio.  The Panorama Total Return Portfolio seeks to maximize the total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities and its instrumentalities, and money market instruments according to changing market conditions.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the funds’ prospectuses carefully before investing.

Investment Choices

Contract Value

Your contract value is your value in the separate account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your deferred contract value, we use a unit of measure called an accumulation unit. During the income phase of your deferred or immediate contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other changes. The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment on a deferred contract, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a fund by the value of the accumulation unit for that fund. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each fund after the New York Stock Exchange closes each business day. Any change in the accumulation unit will be reflected in your contract value.

Example: On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can transfer all or part of your contract value. You may also give the annuitant authority to make transfers of contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer will be effective on the next business day.

Transfers During the Accumulation Phase

As the owner of a deferred contract, you may transfer all or part of your contract value in a fund. You can make a transfer to or from any fund. We do not limit the number of transfers you can make during the accumulation phase. However, the transfers are generally subject to a $10 transaction charge for each fund from which you make a transfer. We may increase this charge, but it will not exceed $20.

Currently, we waive this transaction charge on the first 4 transfers in any calendar year. Furthermore, any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transaction charge, and therefore, do not count toward your 4 free transfers every calendar year.

Transfers During the Income Phase

If the income phase has begun and we are making annuity payments on a lifetime basis, you may make only one transfer between funds each calendar year. We currently do not limit the number of transfers between funds, if we are making annuity payments on a non-life basis.

Contract Value

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows deferred contract owners to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Your contract value must be at least $5,000 to initiate the program. The minimum amount you can transfer is $100. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your election, including termination of the program, by written request.

If you participate in the Dollar Cost Averaging Program, we currently do not take the transfers made under the program into account in determining any transaction charge.

The Dollar Cost Averaging option will terminate:

•	if you withdraw your total contract value;

•	if you request a transfer other than through the Dollar Cost Averaging Program;

•	upon your death or the annuitant’s death;

•	if the last transfer you selected has been made;

•	if there is insufficient value in the selected fund to make the transfer;

•	if your contract enters the income phase; or

•	if we receive your written request to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future.

Withdrawals

During the accumulation phase, deferred contract owners may make either partial or total withdrawals of their contract value. Your withdrawal is effective on the business day we receive your request at our Annuity Service Center. If we receive your fully completed surrender form at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of your fully completed surrender form at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

Partial withdrawals are subject to a contingent deferred sales charge and a $10 transaction charge if you make more than 1 partial withdrawal in any calendar year.

When you make a total withdrawal you will receive the value of your deferred contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any annual maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Generally, once your contract enters the income phase, you may not make partial or full withdrawals. However, under Option E – Specified Payments for a Variable Period, you may partially or fully withdraw your contract value during the payment period.
Contract Value

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of fixed dollar amounts to you from your contract. Your contract value must be at least $25,000 to initiate the program. The minimum amount for each withdrawal is $100. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Your Systematic Withdrawal Program will begin on the start date you selected as long as we receive a fully completed written request at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your written request. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your request. Your request must be in writing. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

You may make changes to your systematic withdrawal program by submitting a written request to terminate the existing election and identifying a new election.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death:

•	if we process the last withdrawal you selected;

•	if your value in a selected fund is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Contract Value

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Deductions From Purchase Payments

Policy Fee

We deduct a policy fee of $70 from the purchase payment for an immediate contract in order to cover certain expenses related to the sale of an immediate contract.

Sales Charge

We do not deduct a contingent deferred sales charge under immediate contracts. Instead, we deduct a sales charge from the purchase payment in order to cover certain expenses related to the sale of the contract. We deduct the sales charge on an immediate annuity as a percentage of the purchase payment remaining after we assess the $70 policy fee and any premium tax.

The sales charge is:

•	3% of the purchase payment up to $10,000;

•	2% of the next $90,000; and

•	1% of any purchase payment over $100,000.

Example:  On a $10,000 purchase payment for an immediate contract, the sales charge of 3% plus the policy fee of $70 results in a 3.68% deduction from the purchase payment.

Insurance Charge

Each business day we deduct our insurance charge from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge is called the mortality and expense risk charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 0.73% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments during the income phase regardless of how long all annuitants live, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We assess this charge against both immediate and deferred contracts. We cannot increase the mortality and expense risk charge. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Annual Maintenance Charge

At the end of each contract year, we currently deduct $40 from your deferred contract as an annual maintenance charge. We will also deduct this charge if you make a full withdrawal of your deferred contract value. This charge is used to reimburse us for providing administrative service to deferred contracts, including providing you with periodic reports and other communications, as well as maintaining contract owner records. We designed this charge so that it does not exceed the actual expenses we incur in administering the deferred contracts.

We may increase this charge, but it will not exceed $60. We do not deduct this charge from deferred contracts once they enter the income phase, nor do we deduct this charge from immediate contracts. Subject to state regulations, we will deduct the annual maintenance charge proportionately from the funds you have selected.

Transaction Charge

During the accumulation phase of deferred contracts, we impose a transaction charge to offset costs of processing your requests for transfers and partial withdrawals. We assess this charge against certain partial withdrawals and transfers. This charge is currently $10.

If you request to transfer/withdraw a dollar amount, we will deduct any transaction charge from the amount you transfer/withdraw. If you request to transfer/withdraw a percentage of your value in an investment choice, we will deduct the transaction charge from the amount remaining in the investment choice. If you transfer/withdraw the entire amount in an investment choice, we will deduct the transaction charge from the amount you transfer/withdraw.

We reserve the right to increase this charge. However, it cannot exceed $20. We cannot increase the fee with respect to partial withdrawals without approval of the Securities and Exchange Commission.

Currently we waive the transaction charge on the first 4 transfers and 1 partial withdrawal in any one calendar year. Furthermore, any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transaction charge, and therefore, do not count toward your 4 free transfers every calendar year. We do not deduct this charge from deferred contracts in the income phase or from immediate contracts.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment for a deferred contract. However, we may assess a contingent deferred sales charge on any amount in excess of the free withdrawal amount that you withdraw from your contract during the first 10 contract years. We use this charge to cover certain expenses relating to the sale of a deferred contract.

If you withdraw:

•	from more than one fund, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the funds you selected.

•	the total value from a fund, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the funds that still have value.

•	your entire contract value, we will deduct the contingent deferred sales charge proportionately from your contract value in each fund.

The amount of the contingent deferred sales charge depends on the amount of the withdrawal and the length of time since we issued the contract. The contingent deferred sales charge is assessed as follows:

Years since Contract Issued	Charge
1-5	5%
6-10	4%
11 or more	0%

If you choose to begin the income phase of your deferred contract before the maturity date and select the non-life variable annuity option (Option E), we will treat the payments as partial withdrawals and we may impose a contingent deferred sales charge as illustrated above.

If you choose to begin the income phase of your deferred contract during the first 3 contract years and you select a variable life annuity option, we apply a reduced contingent deferred sales charge on the amount applied to provide annuity payments. This contingent deferred sales charge is assessed as follows:

Years	Deduction
1	3%
2	2%
3	1%
4 or more	0%

We do not impose a contingent deferred sales charge on withdrawals made after the contract maturity date you elected on your application.

You may reinvest the net proceeds of a full withdrawal of a deferred contract without being subject to further contingent deferred sales charges within a limited time period after your full withdrawal. Please refer to the Statement of Additional Information for a discussion of this reinvestment privilege.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•
If you surrender your deferred contract before April 30, 2001, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

Expenses

•
If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If you use the proceeds of an individual variable annuity contract or accumulation annuity contract previously issued by us for the benefit of the contract owner or annuitant to purchase a contract.

•
Owners of certain Panorama deferred variable annuity contracts may exchange these contracts for a Panorama Premier contract issued by us in New York and New Jersey and issued by our wholly-owned subsidiary, C.M. Life Insurance Company, in all other jurisdictions. If the Panorama contract is beyond the contingent deferred sales charge period at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Panorama contract or the Panorama Premier contract. If the Panorama contract is within the contingent deferred sales charge period at the time of the exchange, we will not assess a contingent deferred sales charge under the Panorama contract on the contract value exchanged to a Panorama Premier contract. However, a contingent deferred sales charge may be assessed under the Panorama Premier contract. The Panorama Premier contingent deferred sales charge percentage on the exchanged contract value will be determined by treating the exchanged contract value as if it were received as a Panorama Premier payment on the issue date of the original Panorama contract. After the exchange is complete, any additional payments made to the Panorama Premier contract will be subject to the Panorama Premier contingent deferred sales charge.

•
Owners of certain Panorama deferred variable annuity contracts issued as TSAs may exchange these contracts for a MassMutual Artistry contract. If the Panorama contract is beyond the contingent deferred sales charge period and would be beyond the contingent deferred sales charge period of the MassMutual Artistry contract at the time of the exchange, the contract value exchanged will not be subject to a contingent deferred sales charge under either the Panorama contract or the MassMutual

Artistry contract. If the Panorama contract is within the contingent deferred sales charge period at the time of exchange, we will not assess a contingent deferred sales charge under the Panorama contract on the contract value exchanged to a MassMutual Artistry contract. However, a contingent deferred sales charge may be assessed under the MassMutual Artistry contract. The MassMutual Artistry contingent deferred sales charge percentage on the exchanged value will be determined by treating the exchanged contract value as if it were received as a MassMutual Artistry payment on the issue date of the original TSA contract we or one of our affiliate companies issued to you. After the exchange is complete, any additional payments made to the MassMutual Artistry contract will be subject to the MassMutual Artistry contingent deferred sales charge.

Exchange programs may not be available in all states. We have the right to terminate exchange programs at any time. If you want more information about exchange programs, contact your agent or us at our Annuity Service Center (800) 366-8226.

Free Withdrawals

Beginning in the second calendar year, you may withdraw 10% of your contract value as of the close of our business day on December 31st of the previous calendar year, without incurring a contingent deferred sales charge. You may take this 10% either in a lump sum or in multiple withdrawals each calendar year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your immediate or deferred contract for them. Currently we do not charge a deferred contract owner for these taxes until you begin annuity payments or make a full withdrawal. However, we currently deduct any applicable premium tax from the purchase payment an immediate contract owner gives us. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.

Expenses

The Income Phase

If you want to receive regular income from your deferred contract, you can choose to receive fixed or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the maturity date.

You choose your maturity date and annuity option when you purchase your contract. You may delay your maturity date up to 10 years after the date you indicated on your application provided you give us 30 days written notice. The maximum maturity date you may elect is the annuitant’s 80th birthday. If you do not choose an annuity option, we will assume that you selected a life annuity with 120 months of guaranteed payments.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the maturity date, you have the same fund choices that you had in the accumulation phase. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date. After we begin making annuity payments, you may make 1 transfer between funds each calendar year.

If your contract value is less than $2,000 on the maturity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $20.00, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1 /2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1 /2 or the year in which you retire. A

Annuity Options For Deferred Contracts

The following fixed or variable annuity options are available to deferred contract owners. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In general, we do not allow withdrawals once life annuity payments have started. Under Option E – Specified Payments for a Variable Period, you may make a full or partial withdrawal or apply your value for a life annuity option.

Annuity Option A – Life Income.  We will make fixed or variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make fixed or variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months

Annuity Option C – Unit Refund Life Annuity.  We will make fixed or variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2 /3 Annuity Units to Survivor.  (120 months certain) We will make fixed or variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or the other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the number of payment (or units) in effect during the joint lifetime.

Annuity Option E – Specified Payments for a Variable Period.  We will make equal periodic payments in the amount you specify until the remaining balance is less than the amount of one payment. At this time, we will pay the remaining balance as the final payment under this option.

You may choose to receive payments on an annual, semiannual, quarterly or monthly basis. You may fully or partially withdraw the remaining balance at any time. Amounts we pay under Annuity Option E during the first 10 years a deferred contract is in existence prior to the maturity date may be subject to a contingent deferred sales charge.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

You may apply the proceeds from any partial or full withdrawal to any retirement options under any fixed annuity contract we issue at the time of selection and for which you would have been eligible to purchase. The withdrawal may be subject to an annual maintenance charge and a policy fee.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Annuity Options For Immediate Contracts

The net purchase payment for an immediate contract is used to provide an immediate life annuity, joint life annuity, or a unit refund life annuity. You choose the payment option when you purchase your immediate contract. The following variable annuity payment options are available to immediate contract owners. After annuity payments begin, you cannot change the payment option or frequency of annuity payments. In addition, we do not allow withdrawals once life annuity payments have started.

Annuity Option A – Life Income.  We will make variable monthly payments as long as the annuitant lives. When the annuitant dies we stop making payments.

Annuity Option B – Life Income with 60, 100, 120 or 240 Monthly Payments Guaranteed.  We will make variable monthly payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 60, 100, 120 or 240 months.

Annuity Option C – Unit Refund Life Annuity.  We will make variable monthly annuity payments as long as the annuitant lives. When we receive proof the annuitant has died, we may make an additional payment. This payment will be the value of an annuity unit on the date the additional payment is made, multiplied by the excess of (a) over (b).

(a)	The accumulated value divided by the value of an annuity unit on the date annuity payments begin.

(b)	The number of annuity units represented by each monthly annuity payment multiplied by the number of annuity payments made prior to death.

Annuity Option D – Joint Life Income for Annuitant and One Other Person with  2 /3 Annuity Units to Survivor.  (120 months certain) We will make variable monthly payments during the lifetime of the annuitant and one other designated person. We will pay the income for 120 months and as long afterwards as the annuitant and the other designated person are alive. After either the annuitant or other designated person dies and after we pay any remaining guaranteed payments, we will continue monthly payments for the life of the designated person. These payments will be computed on the basis of two-thirds of the payment (or units) in effect during the joint lifetime.

In addition to these annuity options, we may pay you under other methods of payment as long as both you and we agree upon the terms in writing.

The Income Phase

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Fixed Annuity Payments

Deferred contract owners may choose to receive fixed payments. If fixed payments are chosen, the payment amount will not vary. The payment amount will depend upon the following 5 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select; and

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

Variable Annuity Payments

Deferred and immediate contract owners may choose to receive variable payments. If variable payments are chosen, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable (for deferred contracts only);

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	an assumed investment rate (AIR) of 3.5% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 3.5% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 3.5% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at your contract maturity date. The number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.
The Income Phase

Death Benefit

If the annuitant dies before we begin making annuity payments, we will pay a death benefit to the beneficiary. The death benefit is the contract value on the date we receive due proof of death and an election of a single-sum cash payment at our Annuity Service Center.

The beneficiary may elect to receive the death benefit in a lump sum payment or he/she may elect, within 90 days from the date we receive proof of death, to receive the death benefit as an annuity option. If the beneficiary does not make an election by the end of the 90-day period, we will pay the contract value to the beneficiary on that date in a lump-sum cash payment.

If a lump-sum payment is elected, we will pay the amount within 7 days after we receive due proof of death and written notice of the election at our Annuity Service Center unless we are required to suspend or delay payment.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs—usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. These are different rules as to how you are taxed depending on how you take the money out and the type of contract-qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs—either as a withdrawal or as annuity payments.

When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Death Benefit/Taxes

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.
If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs) and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 plans, etc.

Withdrawals – Non-Qualified Contracts

If you take a withdrawal from your contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 [1] /2;

•	paid after you die;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 [1] /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7);

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);
Taxes

•
distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 [1] /2;

•	leaves his/her job;

•	dies;

•	becomes disable, as the term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 12 months following a hardship withdrawal.

Any contract value you had as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” and amounts payable to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 [1] /2

Taxes

Other Information

Performance

We may advertise certain performance-related information for the deferred contracts. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual maintenance charge and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, January 21, 1982, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher that the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contracts. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the contracts. Their purpose as underwriters is to distribute the contracts. MML Distributors and MMLISI are wholly owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.
Other Information

We will pay commissions to broker-dealers who sell the contracts. Currently, we pay an amount up to 5% of purchase payments.

From time-to-time, MML Distributors may enter into special arrangements with broker-dealers that may result in higher commission payments to these broker-dealers for the sale of the contracts.

Assignment/Transferability

You can assign or transfer your contract at any time during your lifetime if it does not have an endorsement limiting transferability. We will not be bound by the assignment/transfer until we receive written notice of the assignment/transfer. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment/transfer. You may be subject to tax consequences if you assign or transfer your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you have selected,

•	to offer additional sub-accounts,

•	to operate the separate account as a different form of registered investment company, and

•	to transfer the contracts to a different separate account.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; and

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Other Information

Financial Statements

We have included our financial statements and those of the Separate Account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company
2.	The Separate Account
3.	Purchase of Securities Being Offered
4.	Underwriting Arrangements
5.	How Annuity Payments Are Determined
6.	How the Value of the Deferred Contract Is Determined
7.	How the Accumulation Unit Value is Determined
8.	Distribution on Death of Contract Owner
9.	Valuing the Underlying Fund Shares
10.	Performance Measures
11.	Federal Tax Matters
12.	Experts
13.	Appendix A—General Formulae
14.	Financial Statements

Other Information
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To:	Massachusetts Mutual Life Insurance Company
Annuity Service Center, W563
P.O. Box 9067
Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Panorama.

Name

Address

City

State
Zip

Telephone

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Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 1990	Dec. 31, 1991	Dec. 31, 1992	Dec. 31, 1993	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999

Income
Qualified	$2.615843	$3.072358	$3.267301	$3.636070	$3.465955	$4.078803	$4.166877	$4.519364	$4.791679	$4.684600
Non-Qualified	2.453465	2.881652	3.064477	3.410353	3.250807	3.825614	3.908213	—	—	—

Growth
Qualified	3.516048	4.800445	5.354570	6.441387	6.374619	8.706503	10.292858	12.912257	13.898348	13.278884
Non-Qualified	3.154832	4.307275	4.804471	5.779640	5.719724	7.812045	9.235434	—	—	—

Money-Market
Qualified	1.929917	2.025824	2.078427	2.118784	2.183169	2.287780	2.386915	2.495743	2.607996	2.717791
Non-Qualified	1.929917	2.025824	2.078427	2.118784	2.183169	2.287780	2.386915	—	—	—

Total Return
Qualified	2.652928	3.391910	3.710830	4.275618	4.183148	5.171950	5.641525	6.653722	7.325036	7.160020
Non-Qualified	2.530171	3.234955	3.539112	4.077758	3.989561	4.932613	5.380456	—	—	—

On November 28, 1997, we eliminated the distinction between the Panorama qualified and non-qualified sub-accounts. From that date forward, all contracts in the accumulation phase have one unit value whose historical basis is the qualified value. On November 28, 1997, we reduced the units to maintain a constant dollar value for nonqualified contracts in the accumulation phase while reflecting the higher unit value. The difference had been caused by a difference in tax treatment that was eliminated in 1984.
Appendix A

Accumulation Units Outstanding

Sub-Account	Dec. 31, 1990	Dec. 31, 1991	Dec. 31, 1992	Dec. 31, 1993	Dec. 31, 1994	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999

Income
Qualified	11,292,500	12,036,628	14,143,333	15,073,893	13,871,625	12,557,687	10,741,696	14,108,226	13,586,995	10,641,64
Non- Qualified	3,549,129	4,861,572	6,574,546	7,908,608	7,418,128	6,881,942	6,038,091	21,099	10,723	58,107

Growth
Qualified	9,509,994	10,641,800	12,433,926	14,737,084	17,220,047	19,024,051	20,751,788	32,579,232	31,077,806	24,682,418
Non- Qualified	2,625,671	3,012,101	4,143,844	5,804,690	8,112,342	10,364,426	11,812,124	31,437	35,007	718

Money-Market
Qualified	33,570,489	29,261,142	22,097,803	17,590,977	16,994,675	16,334,145	14,263,683	17,065,734	17,595,145	16,361,80
Non- Qualified	9,916,368	8,410,761	6,486,440	5,512,931	6,528,538	6,227,229	6,442,517	—	—	147,63

Total Return
Qualified	68,016,583	70,304,994	79,608,133	89,157,511	95,758,769	96,555,427	92,523,786	121,488,969	110,149,245	89,593,227
Non- Qualified	18,906,950	20,117,223	26,163,888	34,510,874	41,329,166	41,857,538	40,974,027	207,509	174,388	9,682

Prior to June 1, 1996, the Condensed Financial Information reflected the Money Market and Income sub-accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On June 1, 1996, we substituted shares of Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA for shares of Panorama Fund’s Money Market and Income Portfolios, respectively. Therefore, effective June 1, 1996, the Condensed Financial Information reflects the Money Market and Income sub-accounts investment in the Oppenheimer Money Fund/VA and Oppenheimer Bond Fund/VA, respectively.
A-2
Appendix A

PART B
INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

PANORAMA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

PANORAMA SEPARATE ACCOUNT
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

        This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Panorama Separate Account dated May 1, 2000, a copy of which may be obtained by writing Massachusetts Mutual Life Insurance Company, Annuity Products, W563, P.O. Box 9067, Springfield, Massachusetts 01102-9067 or calling 1 (800) 366-8226.

May 1, 2000

COMPANY

         Massachusetts Mutual Life Insurance Company (“MassMutual”) is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life (including variable life), accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion as of December 31, 1999.

THE SEPARATE ACCOUNT

        Panorama Separate Account (the “Separate Account”) was established on June 23, 1981 in accordance with authorization by the Board of Directors of Connecticut Mutual Life Insurance Company (“CML”). Upon the merger of CML and MassMutual, MassMutual assumed ownership of the Separate Account.

        Under Massachusetts law, the assets of the Separate Account are owned by MassMutual, but they are held separately from the other assets of MassMutual and are not chargeable with liabilities incurred in any business operation of MassMutual (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the sub-accounts of the Separate Account, whether or not realized, are credited to or charged against that sub-account, without regard to other income, gains or losses of any other investment account or sub-account of MassMutual. Therefore, the investment performance of any sub-account is entirely independent of the investment performance of MassMutual’s General Account assets or any other separate account maintained by MassMutual.

        The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a unit investment trust. It meets the definition of a “separate account” under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of MassMutual.

PURCHASE OF SECURITIES BEING OFFERED

        Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus.

UNDERWRITING ARRANGEMENTS

        MML Distributors LLC (“MML Distributors”) serves as the principal underwriter and MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter for the Panorama contracts. These contracts are offered continuously.

        MML Distributors performs sales and administrative functions relative to the contract including the keeping of all records not maintained by MassMutual. It has been registered as a broker/dealer under the Securities Exchange Act of 1934. MML Distributors is an indirect wholly owned subsidiary of MassMutual, is located at Monarch Place, 1414 Main Street, Springfield, MA 01144. Compensation paid to MMLISI in 1999, 1998 and 1997 was $20,000, $20,000 and $20,000 respectively. No compensation was paid to MML Distributors in 1998 or 1999.

         Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1999, 1998 and 1997, commission payments amounted to $551,169, $1,817,780 and $1,914,113 respectively.

HOW ANNUITY PAYMENTS ARE DETERMINED

        The dollar amount of annuity payments and the number of annuity units under deferred contracts in force more than three years are determined in three steps.

        FIRST, a purchase rate per $1,000 of accumulated value is determined according to the Progressive Annuity Table (as adjusted for year of birth) using the age on the first payment date, and an assumed interest rate of 3 1 /2% per year.

        SECOND, the product of the accumulated value (divided by 1,000) and the purchase rate is divided by the value of an annuity unit on the first payment date to determine the number of annuity units in each sub-account. This number remains fixed for the life of the contract except in the case of certain joint annuities or if there is a transfer from one sub-account to another.

        THIRD, the dollar amount of each annuity payment is determined by multiplying the number of annuity units by the annuity unit value or values as of the date on which the payment is made. This amount may increase or decrease from payment to payment.

        For the annuity payments and reserve values to increase, the earnings of the participation must be at a rate higher than the total charges made against the sub-account plus the assumed interest rate used in constructing the annuity table.

        For contracts issued prior to July 1, 1988 adjustments to the Progressive Annuity Table are made by an adjustment of one year in the annuitant’s age for each twenty (20) calendar years in birth date as shown in the following table:

Year of Birth	Adjusted Age
Before 1900	Actual Age +1
1900—1919	Actual Age
1920—1939	Actual Age - 1
1940—1959	Actual Age - 2
1960—1979	Actual Age - 3

         Adjustments for years of birth after 1979 are made in a consistent manner.

        The same procedure is followed for immediate contracts based on the net purchase payment and the value of an annuity unit on the issue date. If more than one sub-account is to be used to fund an annuity, the procedure would be repeated for each sub-account and annuity payments would be the total of those generated in each sub-account.

        For deferred contracts in the income phase under a life annuity option during the first three years after issuance, the accumulated value will be subject to a contingent deferred sales charge.

        Upon receipt of an election to exchange all or a portion of the annuity units of one sub-account for those of another, MassMutual will determine the dollar value of the next annuity payment from the first sub-account on its due date, multiply that value by the percentage of the annuity units to be transferred and then credit the applicant with the number of annuity units in the sub-account to which the transfer is being made, which would give an equal dollar value. The number of annuity units equal to that dollar value would then be canceled in the original sub-account. Subsequent payments would reflect the changes in annuity unit values based on the changed number of annuity units in each sub-account.

HOW THE VALUE OF THE DEFERRED CONTRACT IS DETERMINED

        The contract value of the deferred contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the contract in each sub-account by the then current accumulation unit values in each. Each owner will be advised at least semi-annually of the number of accumulation units credited to each contract owned, the current accumulation unit values and the total value of each contract. Accumulation units are valued for each day that shares of the Fund are valued and any contract owner may at any time obtain the most recent values from the Annuity Service Center. Any applicable contingent deferred sales charges for making a full withdrawal of contract value must be deducted from this contract value to determine the amount that would be received upon a full withdrawal.

HOW THE ACCUMULATION UNIT VALUE IS DETERMINED

        The value of an accumulation unit in each sub-account was set at $1.00 on the valuation date on which funds were first placed in the sub-account. Generally, a valuation date is any date on which MassMutual and the New York Stock Exchange are open for business. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor for the valuation period just ended. A valuation period is a period of time between valuation dates.

        Before describing how this net investment factor is determined, we would like to refer you to Appendix A of this Statement of Additional Information, where an example is given of how the factor works.

        The factor’s purpose is essentially to provide a means of determining the daily fluctuations of the accumulation unit values due to the investment performance of the Fund and any charges made against the sub-account. The actual determination of the net investment factor is as follows.

        At each valuation date, a net investment factor for each sub-account is determined from the investment performance of the underlying Portfolio of the Fund for the valuation period just ended. The net investment factor is calculated by dividing (a) by (b) and then subtracting (c), where

(a)  is the net asset value per share of the Portfolio at the end of the valuation period, plus the amount per share of any dividend or capital gain distribution made by the Fund for the Portfolio if the ex-dividend date occurs during the valuation period, minus the amount per Portfolio share of any realized or unrealized capital losses, minus the reserve per Portfolio share for taxes on realized and unrealized capital gains;

(b) is the net asset value per Portfolio share at the beginning of the valuation period, minus the reserve per Portfolio share for taxes at the beginning of the valuation period;

(c) is .000020 multiplied by the number of days in the valuation period.

        Since the net investment factor may be less than one if the combined capital losses and deductions for any applicable taxes and daily charges exceed the investment income and capital gains, the value of an accumulation unit on any valuation date may be less than the value on the previous valuation date.

DISTRIBUTION ON DEATH OF CONTRACT OWNER

        The Deficit Reduction Act of 1984 (“DRA”) requires that affected annuity contracts issued after January 18, 1985 contain specific provisions for distribution of the policy proceeds upon the death of the contract owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that contracts provide that if the contract owner dies on or after the retirement date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the contract owner’s death. If the contract owner dies before the retirement date, the entire interest in the contract must generally be distributed within five (5) years after the contract owner’s date of death or be used to purchase an immediate annuity under which payments will begin within one year of the contract owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. If the beneficiary is the contract owner’s surviving spouse, the contract may be continued with the surviving spouse as the new contract owner. Contracts issued after January 18, 1985, contain endorsements intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in contracts issued after January 18, 1985, satisfy all such Code requirements. The provisions contained in contracts issued after January 18, 1985 will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

        As a result of the technical corrections to the DRA effective for contracts issued on or after January 19, 1985 (the effective date of the original distribution provision under the DRA), the death of contract owner distribution rules will not apply to annuity contracts under qualified plans, qualified annuities, Keoghs, Tax Sheltered Annuities (“TSAs”) and Individual Retirement Annuities (“IRAs”). (However, these plans are subject to similar required distribution rules.)

        For contracts issued on or after April 23, 1987, the following changes apply. Where the contract owner is not an individual, the primary annuitant is considered the holder for purposes of the rules discussed in this section. The primary annuitant is defined as the individual, the events in whose life which are of primary importance in affecting the timing and amount of the payout under the contract. In addition, when an individual is not the contract holder, a change in the primary annuitant is treated as the death of the holder. Finally, in the case of joint contract holders, the distribution rules will be applied at the death of the first of the holders.

VALUING THE UNDERLYING FUND SHARES

        The shares of the Funds are valued at net asset value as of the end of each Valuation Period. Each Fund’s custodian provides these values daily. A complete description of the valuation method used in valuing Fund shares may be found in the prospectus of the respective Fund.

PERFORMANCE MEASURES

         MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

        We will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual maintenance charge, and all other fund, separate account and contract level charges, except premium taxes, if any. The annual maintenance charge will be apportioned among the sub-accounts of the separate account based upon the percentage of in-force contracts investing in each of the sub-accounts.

        If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

        The following tables show the standardized average annual total return for the sub-accounts for the period ended December 31, 1999.

	1 Year	5 Years	10 Years
Income Sub-Account *	(7.04)%	5.18%	6.66%
Money Market Sub-Account **	(0.84)%	3.41%	4.12%
Growth Sub-Account	(9.95)%	14.14%	12.37%
Total Return Sub-Account	(8.46)%	9.08%	9.10%

*	The Income sub-account invests in the Oppenheimer Bond Fund/VA.
**	The Money Market sub-account invests in the Oppenheimer Money Fund/VA.

Non-Standard Total Returns

        We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date (January 21, 1982), which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, annual maintenance charge or premium taxes, if any. If these charges were included, returns would be less than those shown.

        Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

         Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

        The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to their inception date (January 21, 1982) which they were not. Beginning on the contract inception date (January 21, 1982), actual accumulation unit values are used for the calculations.

Average Annual Total Returns
For Periods Ending December 31, 1999

Portfolio (Inception)	1 Year	3 Years	5 Years	10 Years	Since Inception
Oppenheimer Bond (4/3/85)	(2.23)%	3.98%	6.32%	6.98%	7.54%
Oppenheimer Money (4/3/85)*	4.21%	4.42%	4.51%	4.42%	4.97%
Panorama Growth (1/21/82)	(4.46)%	8.86%	15.81%	13.19%	15.51%
Panorama Total Return (9/30/82)	(2.25)%	8.27%	11.35%	10.41%	12.08%

*	Although the Oppenheimer Money Fund/VA commenced operations on 4/3/85, the information necessary to calculate returns is available only for 1987 and later years.

         Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

        We may also show yield and effective yield for the Money Market sub-account over a seven-day period, which it then “annualizes”. This means that when we calculate yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly but when it annualizes the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

        These figures will reflect a deduction for Fund, separate account, and certain contract level charges and the annual maintenance charge assuming such contract remains in force. The annual maintenance charge is based on a hypothetical contract where such charge is applicable. These figures do not reflect the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields.

        The 7-day yield and effective yield for the Money Market sub-account for the period ended December 31, 1999 is as follows:

Before Annual Maintenance Charge
7-Day Yield:	2.85%
7-Day Effective Yield:	2.89%

After Annual Maintenance Charge (Annual Maintenance Charge is 0.089%)
7-Day Yield:	2.76%
7-Day Effective Yield:	2.80%

FEDERAL TAX MATTERS

General

        Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e., when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

         MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

        On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

        The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

         MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

        The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

        The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

        In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

        Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

        Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

        An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their contracts.

Income Tax Withholding

        All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

        Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) plan made after December 31, 1999. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

        Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 14, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

        With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59  1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

        The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

        The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

        Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

        On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

    a.  Tax Sheltered Annuities

        Section 403(b) of the Code permits the purchase of “tax sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the contracts. The amount of contributions to the tax sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See “Tax Treatment of Withdrawals—Qualified Contracts” and “Tax Sheltered Annuities—Withdrawal Limitations” below.) Employee loans are not allowable under the contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    b.  H.R. 10 Plans

        Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    c.  Individual Retirement Annuities

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        Roth IRAs

        Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer’s IRA contributions, including Roth IRA and non-Roth IRAs.

        Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1 /2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

        Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

         Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    d.  Corporate Pension and Profit-Sharing Plans

        Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

        In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code.); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

        With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

        Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1 /2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Tax Sheltered Annuities—Withdrawal Limitations

        The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the owner: (1) attains age 59 1 /2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the contract owner’s value which represents contributions made by the owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between tax sheltered annuity plans. Contract owners should consult their own tax counsel or other tax adviser regarding any distributions.

Section 457 Deferred Compensation (“Section 457”) Plans

        Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

        The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee’s includible compensation, up to $8,000 (in 2000). Includible compensation means earnings for services rendered to the employer which are includible in the employees gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up deferrals are permitted during the last three (3) years before an employee attains normal retirement age. The contract purchased is issued to the employer, and the employee has no rights or vested interest in the contract. All contract value must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a section 457 plan can only be made to another section 457 plan in certain limited cases.

         Purchasers of contracts for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

        We have included the 1999 audited statutory financial statements of MassMutual and the 1999 audited financial statements of Panorama Separate Account in this Statement of Additional Information in reliance on the reports of Deloitte & Touche LLP, independent auditors’, given on the authority of that firm as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

        The 1998 and 1997 audited statutory financial statements of MassMutual and the 1998 audited financial statements of Panorama Separate Account were audited by auditors other than Deloitte & Touche LLP.

APPENDIX A

GENERAL FORMULAE

(1)  Hypothetical Example of the Calculation of the Accumulation Unit Value for a Sub-Account.

        Assume that the accumulation unit value of a sub-account at the beginning of a valuation period was $1.135000 and that the valuation period was a day. Suppose that at the end of that day the net asset value per fund share is $1.250000 and that there is a capital gain of $.000066 per fund share and a capital loss per fund share of $.000003 for that day, and that the reserve per fund share for taxes is $.000020 at the end of that day. Also assume that at the beginning of the valuation period the net asset value per fund share was $1.249536 and the reserve per fund share was $.000002.

        The net investment factor for the sub-account for this valuation period would be:

1.250000 + 000066 - 000003 - 000020 1.249536—000002	- .000020 = 1.000387

        The accumulation unit value at the end of the valuation period would be equal to the value at the beginning of the period ($1.135000 multiplied by the net investment factor for the period (1.000387), which is $1.135439.

(2)  General Formulae for Computing the Amounts of the Monthly Annuity Payments under Deferred Contracts.

Accumulated Value on the Maturity Date
Number of Annuity Units =	divided by 1,000 × Purchase Rate Annuity Unit Value on the Maturity Date

Annuity Unit Value =	Value of Annuity Unit on Preceding Valuation Date ×	Net Investment Factor for The Preceding Valuation Period 1.00 plus rate of interest for number of days in current Valuation Period at 3.5% yearly rate.

Dollar Amount of = Annuity Payment	Number of Annuity Units in × each Sub-Account	Annuity Unit Value on Payment Date in each Sub-Account

        The determination of the Annuity Unit value and the annuity payment may be illustrated by the following hypothetical example.

        Assume that the accumulation value is $34,500. The annuitant is 70 years old on the first payment date, and the date of birth is 1907. He desires a straight life variable annuity, using one sub-account.

        As described under “How are immediate contract annuity payments determined?”, the age 70 rate ($6.37/thousand) is used. It is unadjusted for year of birth since the year of birth is between 1900 and 1919.

        If the value of a sub-account annuity unit on the date of issue is $1.100000, then the number of annuity units is 6.37 times 34.5 divided by $1.100000 or 199.786.

        Assume that the sub-account net investment factor for the valuation period preceding the Valuation Date at which an annuity payment is being calculated is 1.000179. Suppose the Annuity Unit value on the preceding Valuation Date is $1.105000. The product of the net investment factor and this Annuity Unit value is $1.105198. This is then divided by 1.000094 which is 1.00 plus the rate of interest for a one day valuation period to neutralize the assumed investment rate of 3.5% per annum already taken into account in determining the number of Annuity Units, producing a current Annuity Unit value of $1.105094.

        The current monthly payment is then determined by multiplying the fixed number of Annuity Units by the current Annuity Unit value or 199.786 times $1.105094, which produces a current monthly payment of $220.78.

        This process would be repeated for each sub-account if more than one were to be used and the amounts arrived at would be totaled.

(3)  General Formulae and Hypothetical Illustration of Additional Benefit under Option C Unit Refund Life Annuity.

        Following the annuitant’s death, the designated beneficiary will receive an additional payment under Option C of the then dollar value of a number of Annuity Units equal to (a) minus (b), if such difference is positive where:

(a)	=	Accumulated Value on the Maturity Date Annuity Unit Value on the Maturity Date

(b)	=	number of Annuity Units represented by each monthly annuity payment made × number of monthly payments made

        For example, if $10,000 were applied to the purchase of an annuity under this option, the value of an Annuity Unit was $2.00 on the date applied, the number of Annuity Units represented by each monthly payment was 30.5, 10 monthly payments were made prior to the date of death, and the value of an Annuity Unit on the valuation date following receipt of proof of the annuitant’s death was $2.05, the amount paid to the beneficiary would be $9,624.75 computed as follows:

{($10,000 : $2.00) - (30.5 × 10)} × $2.05 =
(5,000 - 305) × $2.05 =
4,695 × $2.05 =	$9,624.75

Independent Auditors’ Report

The Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the sub-accounts of the Panorama Separate Account (“the Account”), as of December 31, 1999, and the related statements of Operations and of Changes in Net Assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Financial Statements of the Account for the year ended December 31, 1998, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the investment company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1999, and the results of their operations and their changes in net assets for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 14, 2000

Panorama Separate Account

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS

Investments, at Market (Notes 3A and 3B):

Total Return Sub-Account

367,832,488 shares (Cost $619,670,360)	$ 643,637,392

Growth Sub-Account

110,031,363 shares (Cost $286,597,385)	328,993,774

*Money Market Sub-Account

44,975,734 shares (Cost $44,975,734)	44,975,734

**Income Sub-Account

4,363,752 shares (Cost $50,444,287)	50,270,422

Total investments	$1,067,877,322

Dividends receivable	101,020

Receivable from Massachusetts Mutual Life Insurance Company	-

Total assets	1,067,978,342

LIABILITIES

Annuitant mortality fluctuation reserve (Note 3D)	112,733

Payable to Massachusetts Mutual Life Insurance Company	3,549,249

NET ASSETS	$ 1,064,316,360

Net assets:	Units	Unit values	Net assets

Total Return Sub-Account

Tax-Qualified Plan Contracts	89,181,653	7.160020	$ 638,542,419

Non Tax-Qualified Plan Contracts	9,682	7.160020	69,323

Annuity Reserve Tax-Qualified Plan Contracts	411,574	7.160020	2,946,878

Growth Sub-Account

Tax-Qualified Plan Contracts	24,563,084	13.278884	$ 326,170,343

Non Tax-Qualified Plan Contracts	718	13.278884	9,534

Annuity Reserve Tax-Qualified Plan Contracts	119,334	13.278884	1,584,622

Money Market Sub-Account

Tax-Qualified Plan Contracts	16,361,801	2.717791	$ 44,467,956

Annuity Reserve Tax-Qualified Plan Contracts	147,633	2.717791	401,236

Income Sub-Account

Tax-Qualified Plan Contracts	10,641,643	4.684600	$ 49,851,841

Annuity Reserve Tax-Qualified Plan Contracts	58,107	4.684600	272,208

			$ 1,064,316,360

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

See Notes to Financial Statements.

F-2

Panorama Separate Account

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1999

	Total Return Sub-Account	Growth Sub-Account	*Money Market Sub-Account	**Income Sub-Account

Investment Income

Dividends (Note 3B)	$ 54,293,503	$ 20,653,901	$ 2,210,587	$ 3,202,167

Expenses

Mortality and expense risk fees (Note 4)	5,368,020	2,831,946	332,786	434,905

Net investment income (Note 3C)	48,925,483	17,821,955	1,877,801	2,767,262

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	7,936,619	15,652,581	-	186,460

Change in net unrealized appreciation/depreciation of investments	(74,617,950)	(51,283,584)	-	(4,320,033)

Net gain (loss) on investments	(66,681,331)	(35,631,003)	-	(4,133,573)

Net increase (decrease) in net assets resulting from operations	$ (17,755,848)	$ (17,809,048)	$ 1,877,801	$ (1,366,311)

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

See Notes to Financial Statements.

F-3

Panorama Separate Account

STATEMENT OF CHANGES IN NET ASSETS
For The Years Ended December 31, 1999 and 1998

	1999				1998
	Total Return Sub-Account	Growth Sub-Account	*Money Market Sub-Account	**Income Sub-Account	Total Return Sub-Account	Growth Sub-Account	*Money Market Sub-Account	**Income Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income	$ 48,925,483	$ 17,821,955	$ 1,877,801	$ 2,767,262	$ 110,456,855	$ 55,164,827	$ 1,970,891	$ 1,506,290

Net realized gain (loss) on investments	7,936,619	15,652,581	-	186,460	(6,778,414)	(3,128,658)	-	198,885

Change in net unrealized appreciation/ depreciation of investments	(74,617,950)	(51,283,584)	-	(4,320,033)	(28,198,351)	(23,131,116)	-	1,923,812

Net increase (decrease) in net assets resulting from operations	(17,755,848)	(17,809,048)	1,877,801	(1,366,311)	75,480,090	28,905,053	1,970,891	3,628,987

Capital transactions:

Net contract payments	13,509,360	10,772,087	5,955,517	1,380,260	26,484,559	20,811,623	2,196,284	3,079,666

Withdrawal of funds	(151,889,975)	(97,759,790)	(21,012,935)	(13,147,229)	(83,861,067)	(44,414,025)	(13,427,724)	(9,123,297)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	148,243	13,985	4,684	(30,256)	569,808	2,158,801	(51,876)	46,994

Net credit to annuitant mortality reserve	601,513	103,708	141,770	46,166	-	-	-	-

Withdrawal due to Administrative and contingent deferred sales charge	(313,240)	(195,677)	(18,964)	(25,979)	-	-	-	-

Annuity benefit payments	(282,155)	(146,183)	(41,192)	(29,204)	-	-	-	-

Sub-Account transfers	(10,583,861)	368,715	12,074,444	(1,859,298)	(20,207,137)	3,923,598	12,608,805	3,674,734

Net increase (decrease) in net assets resulting from capital transactions	(148,810,115)	(86,843,155)	(2,896,676)	(13,665,540)	(77,013,837)	(17,520,003)	1,325,490	(2,321,902)

Total increase (decrease)	(166,565,963)	(104,652,203)	(1,018,875)	(15,031,851)	(1,533,747)	11,385,050	3,296,381	1,307,085

NET ASSETS, at beginning of the year	808,124,583	432,416,702	45,888,067	65,155,900	809,658,330	421,031,652	42,591,686	63,848,815

NET ASSETS, at end of the year	$ 641,558,620	$ 327,764,499	$ 44,869,192	$ 50,124,049	$ 808,124,583	$ 432,416,702	$ 45,888,067	$ 65,155,900

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.

**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

See Notes to Financial Statements.

F-4

Panorama Separate Account

Notes To Financial Statements

1.	HISTORY

Panorama Separate Account (the “Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”).

The Separate Account is used exclusively for MassMutual’s Individual Deferred and Immediate Variable Annuity Contracts with single or periodic purchase payments.

The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The Separate Account maintains four Sub-Accounts. Each Sub-Account invests in shares of certain investment portfolios/funds of two investment companies: the Panorama Series Fund, Inc. (“Panorama Fund”) and the Oppenheimer Variable Account Funds (“Oppenheimer Trust”). Panorama Fund is an open-end, investment company registered under the 1940 Act, with two of its Portfolios available to Panorama contractowners: the Total Return Sub-Account invests in the Panorama Total Return Portfolio and the Growth Sub-Account invests in the Panorama Growth Portfolio.

Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act, with two of its Funds available to Panorama contractowners: the Money Market Sub-Account invests in the Oppenheimer Money Fund/VA and the Income Sub-Account invests in the Oppenheimer Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment manager for the Panorama Fund and Oppenheimer Trust.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in Panorama Fund and Oppenheimer Trust are each stated at market value which is the net asset value per share of each of the respective underlying Portfolios/Funds.

B. Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of the Separate Account form a part of the total operations of MassMutual and the Separate Account is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D. Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1971 Individual Annuity Mortality Table of the 1983 Individual Annuity Mortality Table (a), depending on the year of issue.

Notes To Financial Statements (Continued)

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

On immediate contracts (contracts in which annuity payments commence immediately), deductions for sales charges and premium taxes on contracts issued to residents of certain states, are made from contract payments at the time of purchase. This is in addition to a one-time policy fee of $70.

All deferred contracts (contracts in which annuity payments commence in the future) are subject to the annual maintenance charge (currently $40) and the transaction charge (currently $10.) The maintenance charge is made to cover the administrative costs while the transaction charge is designed to offset the costs of processing requests for transfers of the accumulated value of a contract among sub-accounts during the accumulation period, and requests for partial redemptions. The transaction charge may be waived if certain withdrawal criteria are met.

For assuming mortality and expense risks, MassMutual deducts a charge equal, on an annual basis, to .73% of the daily net asset value of the Separate Account’s assets.

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Panorama Separate Account. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Panorama Separate Account. MMLISI is registered with the SEC as a broker dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended	Total Return Sub-Account	Growth Sub-Account	Money Market Sub-Account	Income Sub-Account
December 31, 1999

Cost of purchases	$ 58,021,085	$ 26,698,021	$ 22,177,266	$ 7,437,672

Proceeds from sales	$ (157,024,410)	$ (95,719,554)	$ (23,130,566)	$ (17,850,420)
Notes To Financial Statements (Continued)

7.	NET DECREASE IN ACCUMULATION UNITS

For The Year Ended	Total Return Sub-Account	Growth Sub-Account	Money Market Sub-Account	Income Sub-Account
December 31, 1999

Units purchased	$ 2,306,615	$ 826,051	$ 979,078	$ 223,152

Units withdrawn	(21,181,269)	(7,218,920)	(7,885,506)	(2,798,562)

Units transferred between divisions	(1,911,657)	(32,843)	5,777,416	(329,739)

Net decrease	(20,786,311)	(6,425,712)	(1,129,012)	(2,905,149)

Units, at beginning of the year	109,977,646	30,989,514	17,490,813	13,546,792

Units, at end of the year	$ 89,191,335	$ 24,563,802	$ 16,361,801	$ 10,641,643

For The Year Ended	Total Return Sub-Account	Growth Sub-Account	Money Market Sub-Account	Income Sub-Account
December 31, 1998

Units purchased	$ 3,863,582	$ 1,549,526	$ 861,099	$ 660,137

Units withdrawn	(12,198,235)	(3,310,544)	(5,236,756)	(1,947,310)

Units transferred between divisions	(2,995,465)	215,831	4,921,559	768,460

Net decrease	(11,330,118)	(1,545,187)	545,902	(518,713)

Units, at beginning of the year	121,307,764	32,534,701	16,944,911	14,065,505

Units, at end of the year	$ 109,977,646	$ 30,989,514	$ 17,490,813	$ 13,546,792

Report of Independent Auditors’

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company for the years ended December 31, 1998 and 1997, were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that these statements were not fairly presented in conformity with generally accepted accounting principles; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 1, 2000
Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	1999	1998
	(In Millions)
Assets:

Bonds	$24,598.4	$25,215.8
Common stocks	294.4	296.3
Mortgage loans	6,540.8	5,916.5
Real estate	2,138.8	1,739.8
Other investments	2,516.9	2,263.7
Policy loans	5,466.9	5,224.2
Cash and short-term investments	1,785.8	1,123.3

Total invested assets	43,342.0	41,779.6
Other assets	1,330.7	1,306.2

	44,672.7	43,085.8
Separate account assets	20,453.0	19,589.7

Total assets	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	1999	1998
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$37,191.6	$35,277.0
Policyholders’ dividends	1,070.8	1,021.6
Policyholders’ claims and other benefits	328.8	332.4
Federal income taxes	734.3	634.9
Asset valuation and other investment reserves	993.9	1,053.4
Other liabilities	943.0	1,578.9

	41,262.4	39,898.2

Separate account liabilities	20,452.0	19,588.5

Total liabilities	61,714.4	59,486.7

Policyholders’ contingency reserves	3,411.3	3,188.8

Total liabilities and policyholders’ contingency reserves	$65,125.7	$62,675.5

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Revenue:

Premium income	$7,630.3	$7,482.2	$6,764.8
Net investment income	3,075.8	2,956.8	2,870.2
Fees and other income	184.3	154.0	126.7

Total revenue	10,890.4	10,593.0	9,761.7

Benefits and expenses:

Policyholders’ benefits and payments	7,294.0	5,873.9	6,583.8
Addition to policyholders’ reserves and funds	1,127.6	2,299.6	826.8
Operating expenses	450.7	509.5	450.8
Commissions	281.8	299.3	315.3
State taxes, licenses and fees	82.4	88.1	81.5

Total benefits and expenses	9,236.5	9,070.4	8,258.2

Net gain before federal income taxes and dividends	1,653.9	1,522.6	1,503.5

Federal income taxes	160.9	199.3	284.4

Net gain from operations before dividends	1,493.0	1,323.3	1,219.1

Dividends to policyholders	1,031.0	982.9	919.5

Net gain from operations	462.0	340.4	299.6

Net realized capital gain (loss)	5.4	25.4	(42.5)

Net income	$ 467.4	$ 365.8	$ 257.1

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	1999	1998	1997
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,188.8	$2,873.3	$2,638.6

Increases (decreases) due to:
Net income	467.4	365.8	257.1
Net unrealized capital gains (losses)	(201.7)	17.4	119.1
Change in asset valuation and other investment reserves	59.5	(81.0)	(76.0)
Change in prior year policyholders’ reserves	(13.0)	8.6	(55.4)
Benefit plan enhancements	(78.9)	–	–
Other	(10.8)	4.7	(10.1)

	222.5	315.5	234.7

Policyholders’ contingency reserves, end of year	$3,411.3	$3,188.8	$2,873.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Operating activities:
Net income	$ 467.4	$ 365.8	$ 257.1
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,911.0	1,472.8	421.3
Net realized capital (gain) loss	(5.4)	(25.4)	42.5
Other changes	(220.2)	15.4	(108.1)

Net cash provided by operating activities	2,152.8	1,828.6	612.8

Investing activities:
Loans and purchases of investments	(14,180.3)	(15,981.2)	(12,292.7)
Sales and maturities of investments and receipts from repayment of loans	12,690.0	13,334.7	12,545.7

Net cash provided by (used in) investing activities	(1,490.3)	(2,646.5)	253.0

Increase (decrease) in cash and short-term investments	662.5	(817.9)	865.8

Cash and short-term investments, beginning of year	1,123.3	1,941.2	1,075.4

Cash and short-term investments, end of year	$ 1,785.8	$ 1,123.3	$ 1,941.2

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (“the Company” or “MassMutual”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; and (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would require these entities to be consolidated.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company is currently reviewing the impact of Codification; however, due to the nature of certain required accounting changes and their sensitivity to factors such as interest rates, the actual impact upon adoption cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

The following is a description of the Company’s principal accounting policies and practices.

a.	Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $50.8 million in 1999 and $63.5 million in 1998. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.
Notes to Statutory Financial Statements, Continued

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 1999, MassMutual contributed additional paid-in capital of $125.0 million to certain unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998, and $95.4 million in 1997 were deferred into to the IMR. Amortization of the IMR into net investment income amounted to $52.0 million in 1999, $40.3 million in 1998, and $31.0 million in 1997.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders’ contingency reserves.

b.	Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. The Company receives administrative and investment advisory fees from these accounts.

c.	Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d.	Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

e.	Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.	Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

Notes to Statutory Financial Statements, Continued

g.	Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h.	Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1999, 1998 and 1997.

The proceeds of the notes, less a $6.7 million reserve in 1999 and a $24.4 million reserve in 1998 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. These surplus note contingency reserves are included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

a.	Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $214.4 million and $216.0 million at December 31, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1999 and 1998. The assets of the plans are invested in the Company’s general account and separate accounts.

Notes to Statutory Financial Statements, Continued

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and any earnings on them are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

b.	Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1999 and 1998, the net unfunded accumulated benefit obligation was $168.7 million and $164.6 million, respectively, for employees and agents eligible to retire or currently retired and $31.0 million and $41.6 million, respectively, for participants not eligible to retire. During 1998, the Company transferred the administration of the retiree life and health plan benefit obligations and supporting assets to an unconsolidated subsidiary.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	1999	1998	1999	1998
	(In Millions)
Accumulated benefit obligation at December 31	$ 777.8	$ 822.8	$ 189.1	$ 185.6
Fair value of plan assets at December 31	1,120.9	1,160.2	20.4	21.0

Funded status	$ 343.1	$ 337.4	$(168.7)	$(164.6)

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	1999	1998	1999	1998
Discount rate	7.50%	6.75%	7.50%	6.75%
Increase in future compensation levels	4.00%	4.00-5.00%	5.00%	5.00%
Long-term rate of return on assets	9.00-10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	7.00%
declining to	–	–	5.00%	4.25%
within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 1999 accumulated post retirement benefit liability and benefit expense by $10.2 million and $1.3 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 1999 accumulated post retirement benefit liability and benefit expense by $9.4 million and $1.1 million, respectively.

The expense charged to operations for all employee benefit plans was $28.9 million in 1999, $32.1 million in 1998 and $23.9 million in 1997. In 1997, there was a significant reduction in plan participants in the Connecticut Mutual plan, which resulted in recognition of a pension plan curtailment gain of $10.7 million.

Notes to Statutory Financial Statements, Continued

4. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1999 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1999 or 1998. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $82.5 million in 1999, $152.4 million in 1998 and $353.4 million in 1997.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds, mortgage loans and real estate, which at December 31, 1999, totaled $773.9 million.

a.	Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$ 105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$ 502.9	$733.0	$24,368.3

Notes to Statutory Financial Statements, Continued

	December 31, 1998
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 4,945.3	$ 473.0	$ 20.4	$ 5,397.9
Debt securities issued by foreign governments	41.2	1.5	1.3	41.4
Mortgage-backed securities	3,734.4	188.0	13.9	3,908.5
State and local governments	360.5	33.2	7.9	385.8
Corporate debt securities	14,133.3	845.3	118.4	14,860.2
Utilities	885.8	102.6	0.3	988.1
Affiliates	1,115.3	0.6	0.9	1,115.0

TOTAL	$25,215.8	$1,644.2	$163.1	$26,696.9

The carrying value and estimated fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 425.6	$ 480.1

Due after one year through five years	4,289.5	4,286.7

Due after five years through ten years	9,919.5	9,725.8

Due after ten years	4,166.9	4,135.0

	18,801.5	18,627.6

Mortgage-backed securities, including securities guaranteed by the U.S. government	5,796.9	5,740.7

TOTAL	$24,598.4	$24,368.3

Proceeds from sales of investments in bonds were $10,621.2 million during 1999, $11,663.4 million during 1998 and $11,427.8 million during 1997. Gross capital gains of $103.3 million in 1999, $331.8 million in 1998 and $200.7 million in 1997 and gross capital losses of $132.0 million in 1999, $47.3 million in 1998 and $68.8 million in 1997 were realized on those sales, portions of which were deferred into the IMR.

b. Common Stocks

Common stocks had a cost of $255.3 million in 1999 and $238.4 million in 1998.

c. Mortgages

The Company had restructured loans with book values of $81.1 million and $126.6 million at December 31, 1999 and 1998, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 1999, 1998 and 1997.

At December 31, 1999, scheduled commercial mortgage loan maturities were as follows: 2000 – $249.6 million; 2001 – $250.0 million; 2002 – $327.5 million; 2003 – $359.4 million; 2004 – $363.7 million and $3,607.5 million thereafter.

Notes to Statutory Financial Statements, Continued

d.	Other

The carrying value of investments which were non-income producing for the preceding twelve months was $18.8 million and $13.2 million at December 31, 1999 and 1998, respectively.

6. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. IMR amortization is included in net investment income on the Statutory Statements of Income. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 1999 and 1998, the Company had swaps with notional amounts of $9,403.5 million and $4,382.0 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 1999 and 1998, the Company had option contracts with notional amounts of $11,825.5 million and $12,704.4 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $76.9 million and $92.5 million at December 31, 1999 and 1998, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 1999 and 1998, the Company had agreements with notional amounts of $3,264.2 million and $4,337.9 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $11.1 million and $22.7 million at December 31, 1999 and 1998, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 1999 and 1998, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $175.1 million and $603.4 million, respectively.

Notes to Statutory Financial Statements, Continued

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $582.6 million and $384.2 million at December 31, 1999 and 1998, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $59.9 million and $272.5 million at December 31, 1999 and 1998, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 1999 and 1998.

	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$24,598.4	$24,368.3	$25,215.8	$26,696.9
Common stocks	294.4	294.4	296.3	296.3
Preferred stocks	117.9	115.6	123.2	116.0
Mortgage loans	6,540.8	6,410.6	5,916.5	6,178.8
Policy loans	5,466.9	5,466.9	5,224.2	5,224.2
Cash & short-term investments	1,785.8	1,785.8	1,123.3	1,123.3

Financial liabilities:
Investment type insurance contracts	8,016.4	7,621.9	7,734.6	7,940.6
Off-balance sheet financial instruments:
Interest rate swap agreements	–	(137.3)	–	84.1
Financial options	76.9	73.8	92.5	161.9
Interest rate caps & floors	11.1	4.8	22.7	43.9
Forward commitments	–	174.1	–	604.1
Other	–	(20.3)	–	7.2

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.9 million, $205.0 million, and $137.3 million for 1999, 1998 and 1997, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $39.2 million in 1999, $41.3 million in 1998 and $41.9 million in 1997. Total policyholder benefits assumed on these agreements were $43.8 million in 1999, $40.6 million in 1998 and $42.4 million in 1997.

9. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. MassMutual’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

MassMutual accounts for the value of its investments in subsidiaries at their underlying net equity. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statements of Changes in Policyholders’ Contingency Reserves. Net investment income is recorded by MassMutual to the extent that dividends are declared by the subsidiaries. During 1999, MassMutual received $100.0 million in dividends from MMHC. In the normal course of business, MassMutual provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. The Company holds debt issued by MMHC and its subsidiaries of $1,625.6 million and $1,080.1 million at December 31, 1999 and 1998, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	1999	1998
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$1,587.3	$1,151.8
Net loss	$ (26.1)	$ (2.9)
Assets	$5,947.3	$4,752.9

Other subsidiaries:
Total revenue	$1,393.4	$1,137.4
Net income	$ 115.1	$ 73.6
Assets	$3,541.8	$2,839.5

10. REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $141.7 million in 1999, $183.9 million in 1998 and $294.6 million in 1997.

Notes to Statutory Financial Statements, Continued

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1999, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Mortgage Finance, LLC

Subsidiaries of MassMutual Holding Company
GR Phelps & Co., Inc.
MassMutual Holding Trust I
MassMutual Holding Trust II
MassMutual Holding MSC, Inc.
MassMutual International, Inc.
MML Investor Services, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Charter Oak Capital Management, Inc. – 80.0%
Cornerstone Real Estate Advisors, Inc.
DLB Acquisition Corporation – 91.3%
Oppenheimer Acquisition Corporation – 91.91%

Subsidiaries of MassMutual Holding Trust II
CM Advantage, Inc.
CM International, Inc.
CM Property Management, Inc.
HYP Management, Inc.
MMHC Investments, Inc.
MML Realty Management
Urban Properties, Inc.
MassMutual Benefits Management, Inc.
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassMutual Internacional (Argentina) S.A. – 85%
MassLife Seguros de Vida S. A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 85%
MassMutual International (Luxembourg) S. A. – 85%

MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 40.93%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

         a.  Financial Statements

    Financial Statements Included in Part A

Condensed Financial Information

    Financial Statements Included in Part B

The Registrant

Report of Independent Auditors’.
Statement of Assets and Liabilities as of December 31, 1999.
Statement of Operations for the year ended December 31, 1999.
Statements of Changes in Net Assets for the years ended December 31, 1999 and 1998.
Notes to Financial Statements.

The Depositor

Report of Independent Auditors’.
Statutory Statements of Financial Position as of December 31, 1999 and 1998.
Statutory Statements of Income for the Years Ended December 31, 1999, 1998 and 1997.
Statutory Statements of Changes in Policyholders’ Contingency Reserves for the Years Ended December 31, 1999, 1998 and 1997.
Statutory Statements of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997.
Notes to Statutory Financial Statements.

         b.  Exhibits

1(a).	Resolution of the Board of Directors of Connecticut Mutual Life Insurance Company (“CML”) establishing the Separate Account(5).

2.	Not Applicable.

3(a).	Form of Principal Underwriting Agreement between CML and Connecticut Mutual Financial Services, LLC.(5)

3(b).	Form of Underwriting and Servicing Agreement between the Company and MML Investors Services, Inc.(2)

4(a).	Form of Individual Deferred Variable Annuity Contract.(5)

4(b).	Form of Individual Immediate Variable Annuity Contract.(5)

5.	Form of Application.(5)

6(a).	Copy of the Articles of Incorporation of Massachusetts Mutual Life Insurance Co.(3)

6(b).	Copy of the by-laws of Massachusetts Mutual Life Insurance Co.(3)

7.	Not Applicable.

8(a).	Copy of the Form of Participation Agreement with Oppenheimer Variable Account Funds.(3)

8(b).	Copy of the Form of Participation Agreement with Panorama Series Funds, Inc.(3)

9.	Opinion of and Consent of Counsel.(1)

10 (a).	Consent of Independent Auditors’, Deloitte and Touche LLP.(1)

10 (b).	Powers of Attorney.(6)

10 (c).	Powers of Attorney for Robert J. O’Connell and Thomas B. Wheeler.(3)

10 (d).	Power of Attorney for Roger G. Ackerman.(7)

10 (e).	Power of Attorney for Howard Gunton.(8)

11.	Not Applicable.

12.	Not Applicable.

13.	Copy of the Schedule of Computation of Performance.(4)

14.	None

(1)	Filed herewith.
(2)	Incorporated by reference to Registrant’s Initial Registration Statement (333-01363) filed March 1, 1996.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-65887, filed on Form S-6 on January 28, 1999.
(4)	Incorporated by reference to Registrant’s Post Effective Amendment No. 2 to Registration Statement File No. 333-01363, effective May 1, 1997.
(5)	Incorporated by reference to Registrant’s Post Effective Amendment No. 3 to Registration Statement File No. 333-01363, effective May 1, 1998.
(6)	Incorporated by reference to Initial Registration Statement No. 333-22557, filed on January 28, 1997.
(7)	Incorporated by reference to Registration Statement No. 333-45039, filed on June 4, 1998.
(8)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.

Item 25.    Directors and Executive Officers of MassMutual

        The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past five years are listed below.

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman and Chief Executive Officer (since 1996) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-70 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (since 1997) Heublein, Inc. President and Chief Executive Officer (1987-1996)

Charles K. Gifford, Director One Federal Street, 36th Floor Boston, MA 02110
FleetBoston Financial
President and Chief Operating Officer (since 1999)
BankBoston, N.A.
Chairman and Chief Executive Officer (1996-1999) President (1989-1996)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer (1995-1999) President (1989-1996)

William N. Griggs, Director One State Street, 5th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

George B. Harvey, Director One Landmark Square, Suite 1905 Stamford, CT 06901	Pitney Bowes Chairman, President and CEO (1983-1996)

Barbara B. Hauptfuhrer, Director 1700 Old Welsh Road Huntingdon Valley, PA 19006	Director of various corporations (since 1972)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road—North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111
MassMutual
Chairman (since 2000), Director, President and Chief Executive Officer (since 1999)
American International Group, Inc.
Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Thomas B. Wheeler, Director 1295 State Street Springfield, MA 01111	MassMutual Director (since 1987) Chairman of the Board (1996-1999) President (1988-1996) and Chief Executive Officer (1988-1999)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 514 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

Executive Vice Presidents:

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Robert W. Crispin 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1999) UNUM Corporation Executive Vice President (1995-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111
MassMutual
Executive Vice President and Chief Information Officer
(since 1999)
Travelers Insurance Company
Senior Vice President and Chief Information Officer
(1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111
MassMutual
Executive Vice President (since 1997)
David L. Babson & Co., Inc.
Executive Vice President and Chief Operating Officer
(1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111
David L. Babson and Co. Inc.
President and Chief Executive Officer (since 1999)
MassMutual
Executive Vice President and Chief Investment Officer
(since 1999) Chief Executive Director-Investment Management (1997-1999) Senior Vice President (1993-1997)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

        The assets of the Registrant, under state law, are assets of MassMutual.

        The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

        The following entities are, or may be, controlled by MassMutual through direct or indirect ownership of such entities’ stock.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

CORPORATE ORGANIZATION

A.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

        1.   CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

        2.   CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

        3.   C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

        4.   MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

        5.   MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual—99%; G.R. Phelps & Co., Inc.—1%)

        6.   MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities.

        7.   MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

        8.   The MassMutual Trust Company, a federally chartered stock savings bank.

B.    MASSMUTUAL HOLDING COMPANY GROUP

         MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

        1.   G.R. Phelps & Co, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer. This subsidiary is inactive and expected to be dissolved.

        2.   MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. (MassMutual Holding Company—86%; G.R. Phelps & Co., Inc.—14%)

        3.   MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

        4.   MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately-staffed MassMutual investment subsidiaries.

        5.   MassMutual Holding Trust II, a Massachusetts business trust which operates as a holding company for non-staffed MassMutual investment subsidiaries.

        6.   MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations.

C.    MML INVESTORS SERVICES, INC. GROUP

        Set forth below are the direct and indirect subsidiaries of MML Investors Services, Inc. The parent is the sole owner of each subsidiary unless otherwise indicated.

    Direct Subsidiaries of MML Investors Services, Inc.

        1.   MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

        2.   MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

    Direct Subsidiaries of MML Insurance Agency, Inc.

        1.   DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

        2.   Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

        3.   MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

        4.   MML Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

        5.   MML Insurance Agency of Ohio, Inc. an Ohio corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through a voting trust agreement.)

        6.   MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

D.    MASSMUTUAL HOLDING MSC, INC. GROUP

         MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

        1.   MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

        2.   9048-5434 Quebec, Inc., a Canadian corporation which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada.

        3.   1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

E.    MASSMUTUAL HOLDING TRUST I GROUP

        Set forth below are the direct and indirect subsidiaries and affiliates of MassMutual Holding Trust I. The parent is the sole owner of each subsidiary unless otherwise indicated.

    Direct Subsidiaries of MassMutual Holding Trust I

        1.   Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

        2.   Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

        3.   DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I—85%).

        4.   Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I—89%).

    Direct Subsidiary of DLB Acquisition Corporation

        David L. Babson and Company Incorporated, a Massachusetts corporation which operates as an investment adviser.

    Direct Affiliates of David L. Babson and Company Incorporated

        1.   Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson and Company Incorporated—80%)

        2.   Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

        3.   Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson and Company Incorporated—50%).

        4.   Potomac Babson Incorporated, a Massachusetts corporation which operates as an investment adviser (David L. Babson and Company Incorporated—99%).

    Direct Subsidiary of Oppenheimer Acquisition Corp.

         Oppenheimer Funds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

        Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

    Direct Subsidiaries of OppenheimerFunds, Inc.

        1.   Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

        2.   HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

        3.   OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

        4.   Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

        5.   Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

        6.   Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

        7.   Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

    Direct Subsidiary of Centennial Asset Management Corporation

         Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

    Direct Affiliate of Cornerstone Real Estate Advisers, Inc.

         Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

F.    MASSMUTUAL HOLDING TRUST II GROUP

         MassMutual Holding Trust II is the sole owner of each subsidiary.

        1.   CM Advantage, Inc., a Connecticut corporation which serves as a general partner of real estate limited partnerships. The subsidiary is largely inactive and will be dissolved in the near future.

        2.   CM International, a Delaware corporation which is the issuer of collateralized mortgage obligation securities.

        3.   CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

        4.   HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

        5.   MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

        6.   MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

        7.   MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

        8.   Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

    Direct Affiliate of MMHC Investment, Inc.

         MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

    Direct Affiliate of MML Realty Management Corporation

         Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

G.    MASSMUTUAL INTERNATIONAL, INC. GROUP

        Set forth below are the direct or indirect subsidiaries and affiliates of MassMutual International, Inc. The parent is the sole owner of each subsidiary or affiliate unless otherwise indicated.

    Direct Affiliates of MassMutual International, Inc.

        1.   MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

        2.   MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

        3.   MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

        4.   MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

        5.   MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

    Direct Subsidiaries of MassMutual Internacional (Argentina) S.A.

         MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

    Direct Affiliate of MassMutual Internacional (Chile) S.A.

        1.   Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. (MassMutual Internacional (Chile) S.A.—33.5%)

        2.   Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

    Direct Subsidiary of MassLife Seguros de Vida, S.A.

        Jefferson Pilot Financial Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

    Direct Subsidiary of Jefferson Pilot Financial Seguros de Vida, S.A.

        Jefferson Pilot Omega Seguros de Vida, S.A., a Uruguay corporation which operates as a life insurance company. (100% owned)

    Direct Subsidiary of Origen Inversiones S.A.

         Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (Origen Inversiones S.A.—99%)

H.    REGISTERED INVESTMENT COMPANY AFFILIATES

        Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

        1.   DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson and Company Incorporated. MassMutual owns at least 25% of each series of shares issued by the fund.

        2.   MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

        3.   MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

        4.   MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

        5.   MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

        6.   Oppenheimer Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. MassMutual and affiliates own a majority of certain series of shares issued by the fund.

        7.   Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 27.    Number of Contract Owners

        On March 2, 2000 there were 19,897 Contract Owners in the Separate Account.

Item 28.     Indemnification

         MassMutual directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

        (a)   MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

         (b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES
MML DISTRIBUTORS, LLC

Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc.,	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

John E. Forrest	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Raymond W. Anderson	Assistant Treasurer	140 Garden Street Hartford, CT 06154

Ann F. Lomeli	Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Legal Officer Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert Rosenthal	Compliance Officer	One Monarch Place 1414 Main Street Springfield, MA 01144

Kathy Dansereau	Registration Manager	1414 Main Street Springfield, MA 01144

Peter Cuozzo	Variable Life Supervisor and Hartford OSJ Supervisor	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street Hartford, CT 06154

        (b)(2)   MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

MML INVESTORS SERVICES, INC.
OFFICERS AND DIRECTORS

OFFICER	BUSINESS ADDRESS
Kenneth M. Rickson President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley Vice President, Chief Legal Officer, Chief Compliance Officer, Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ronald E. Thomson Vice President, Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ann F. Lomeli Secretary/Clerk	1295 State Street Springfield, MA 01111

John E. Forrest Vice President National Sales Director	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Marilyn A. Sponzo Assistant Secretary, Second Vice President and Associate General Counsel	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Eileen D. Leo Second Vice President and Associate General Counsel	One Monarch Place 1414 Main Street Springfield, MA 01144

James Furlong Chief Operations Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Daniel Colarusso Chief Information Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

David Deonarine Sr. Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Steven Sampson Compliance Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144

John McBride Assistant Treasurer	1295 State Street Springfield, MA 01111
OFFICER	BUSINESS ADDRESS
Gary W. Masse Retirement Services Regional Supervisor (East/Central)	221 Park Place II Coral Gables, FL 33146

Robert W. Kumming, Jr. Retirement Services Supervisor	1295 State Street Springfield, MA 01111

Peter J. Zummo Retirement Services Regional Supervisor (South/West)	1295 State Street Springfield, MA 01111

Stanley Label Retirement Services Regional Supervisor (Mid/South)	433 Plaza Real Suite 275 Boca Raton, FL 33432

Burvin E. Pugh, Jr. Agency Field Force Supervisor Regional Supervisor/South, West Central	1295 State Street Springfield, MA 01111

John P. McCloskey Regional Supervisor/East	1295 State Street Springfield, MA 01111

Rita H. Mitchell Variable Life Supervisor	1295 State Street Springfield, MA 01111

Anne Melissa Dowling Large Corporate Markets Supervisor	140 Garden Street Hartford, CT 06154

Susan Alfano Director	1295 State Street Springfield, MA 01111

Robert J. O’Connell Chairman of the Board of Directors	1295 State Street Springfield, MA 01111

Burvin E. Pugh, Jr. Director	1295 State Street Springfield, MA 01111

Howard E. Gunton Director	1295 State Street Springfield, MA 01111

Paul DeSimone Director	1295 State Street Springfield, MA 01111

Lawrence V. Burkett, Jr. Director	1295 State Street Springfield, MA 01111

Item 30.    Location of Accounts and Records

        All accounts, books, or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 31.    Management Services

        Not Applicable.

Item 32.     Undertakings

        (a)   Not Applicable.

        (b)   The registrant undertakes that it will include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Company for a statement of additional information.

        (c)   The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

        (d)   The Company represents that in connection with its offering of the contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

        (e)   Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 5 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 5 to Registration Statement No. 333-01363 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 2000.

PANORAMA SEPARATE ACCOUNT

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

/S / ROBERT J. O’CONNELL *
By:
Robert J. O’Connell
Director, Chairman, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/S / RICHARD M. HOWE

*Richard M. Howe

On April 22, 2000, as Attorney-in-Fact pursuant
to power of attorney.

        As required by the Securities Act of 1933, this Post-Effective Amendment No. 5 to Registration Statement No. 333-01363 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL * Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	April 22, 2000

/s/ HOWARD GUNTON * Howard Gunton	Senior Vice President, Chief Financial Officer & Chief Accounting Officer	April 22, 2000

/s/ ROGER G. ACKERMAN * Roger G. Ackerman	Director	April 22, 2000

/s/ JAMES R. BIRLE * James R. Birle	Director	April 22, 2000

/s/ GENE CHAO * Gene Chao	Director	April 22, 2000

Signature	Title	Date

/s/ PATRICIA DIAZ DENNIS * Patricia Diaz Dennis	Director	April 22, 2000

/s/ ANTHONY DOWNS * Anthony Downs	Director	April 22, 2000

/s/ JAMES L. DUNLAP * James L. Dunlap	Director	April 22, 2000

/s/ WILLIAM B. ELLIS * William B. Ellis	Director	April 22, 2000

/s/ ROBERT M. FUREK * Robert M. Furek	Director	April 22, 2000

/s/ CHARLES K. GIFFORD * Charles K. Gifford	Director	April 22, 2000

/s/ WILLIAM N. GRIGGS * William N. Griggs	Director	April 22, 2000

/s/ GEORGE B. HARVEY * George B. Harvey	Director	April 22, 2000

/s/ BARBARA B. HAUPTFUHRER * Barbara B. Hauptfuhrer	Director	April 22, 2000

/s/ SHELDON B. LUBAR * Sheldon B. Lubar	Director	April 22, 2000

/s/ WILLIAM B. MARX , JR .* William B. Marx, Jr.	Director	April 22, 2000

/s/ JOHN F. MAYPOLE * John F. Maypole	Director	April 22, 2000

/s/ THOMAS B. WHEELER * Thomas B. Wheeler	Director	April 22, 2000

/s/ ALFRED M. ZEIEN * Alfred M. Zeien	Director	April 22, 2000

/s/ RICHARD M. HOWE *Richard M. Howe	On April 22, 2000, as Attorney- in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

        As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 5 to Registration Statement No. 333-01363, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ JAMES M. RODOLAKIS

James. M. Rodolakis
Counsel Massachusetts Mutual Life Insurance Company

EXHIBIT INDEX

Exhibit 9	Opinion of and Consent of Counsel

Exhibit 10(a)	Consent of Independent Auditors’, Deloitte & Touche LLP